UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017 (January 5, 2017)

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10701 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 5, 2017, Boral Limited (“Boral”), in consultation with Headwaters Incorporated (“Headwaters”), voluntarily withdrew its Premerger Notification and Report Form (the “HSR Filing”), effective at 5:00 pm ET on January 6, 2017, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the proposed acquisition of Headwaters by Boral. Boral plans to re-file the HSR Filing on January 10, 2017 in order to restart the initial waiting period under the HSR Act and to provide the U.S. Federal Trade Commission (the “FTC”) additional time to review the proposed transaction.

Upon re-filing the HSR Filing, the FTC will have an additional 30-day period in which to determine whether to close its investigation or issue a Request for Additional Information and Documentary Material (a “Second Request”). Boral and Headwaters have been working cooperatively with the FTC as it conducts its review of the proposed transaction, and will continue to do so through the completion of that review.

If the HSR Filing is re-filed on January 10, 2017 as anticipated, the waiting period under the HSR Act will expire at 11:59 pm ET on February 9, 2017, unless such period is terminated earlier or extended.

In addition to the expiration or termination of the applicable waiting period under the HSR Act, completion of the transaction remains subject to the satisfaction or waiver of other closing conditions, including but not limited to stockholder approval.  As previously announced, Headwaters has scheduled a special meeting of its stockholders for February 3, 2017 to consider and vote on the transaction.

Important Additional Information

In connection with the proposed transaction, Headwaters has filed a definitive proxy statement and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement was first mailed to Headwaters stockholders on or about January 3, 2017 and contains important information about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS. Investors and security holders can obtain a copy of the definitive proxy statement as well as other documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement, the SEC filings that are incorporated by reference in the definitive proxy statement and the other documents filed with the SEC by Headwaters may be obtained free of charge from Headwaters’ Investor Relations page on its corporate website at http://www.headwaters.com.

Certain Information Concerning Participants

Headwaters and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from

Headwaters stockholders in connection with the proposed transaction. Information about the directors and executive officers of Headwaters is set forth in Headwaters’ definitive proxy statement on Schedule 14A for Headwaters’ 2017 Special Meeting of Stockholders, which was filed on December 29, 2016. Additional information regarding participants in the proxy solicitation may be obtained by reading the definitive proxy statement regarding the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) Headwaters may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction, including the obtaining of required regulatory approvals or clearances, may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of Headwaters may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Headwaters may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (10) other risks to consummation of the transaction, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in Headwaters’ reports filed with the SEC under the heading “Risk Factors,” including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of Headwaters’ filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Headwaters undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 6, 2017

HEADWATERS INCORPORATED
(Registrant)

		By:	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)